                                 ROCHESTER FUND MUNICIPALS
                              Supplement dated August 31, 2007
                         to the Prospectus dated February 21, 2007

This supplement amends the Prospectus dated February 21, 2007, and is in addition to the supplement dated July 6, 2007.

The Prospectus is revised by deleting the section titled "Advisory Fees" on page 16 in its entirety and replacing it with the following:

      Advisory Fees.  Under the Investment Advisory Agreement, the Fund pays the
      Manager an advisory fee, calculated on the daily net assets of the Fund at an annual rate that declines on additional assets as the Fund grows: 0.54% for the first $100 million of average daily net assets, 0.52% on the next $150 million,
      0.47% on the next $1.75 billion, 0.46% on the next $3 billion, 0.45% on the next $3 billion and 0.44% of average daily net assets over $8 billion. The
      Fund's advisory fee for the fiscal year ended December 31, 2006 was 0.46% of average annual net assets for each class of shares

      Effective September 1, 2007 the Fund pays the Manager an advisory fee at the following annual rate that declines as the Fund's assets grow: 0.54% of the first $100 million of average annual net assets of the Fund, 0.52% of the next
      $150 million, 0.47% of the next $1.75 billion, 0.46% of the next $3 billion,
      0.45% of the next $3 billion, 0.44% of the next $6 billion and 0.42% of average annual net assets over $14 billion.

      A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement with the Manager is available in the Fund's
      Annual Report to shareholders for the fiscal year ended December 31, 2006.

August 31, 2007                                              PS0365.016